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                                 EXHIBIT 10.2.1

                              ANNUAL INCENTIVE PLAN-
                           SUMMARY OF SIGNIFICANT CHANGES


The Annual Incentive Plan document has been amended and is not yet in final form. The following provides a summary of the significant changes to the plan for 1994 which have been approved by the UNUM Life Insurance Company of America Board of Directors.

- - Eligibility to pariticipate in this plan now generally includes all full-time and part-time employees of UNUM Life Insurance Company of America, who meet the criteria stated in the 1993 Plan Document.

- -  For employees who work in the UNUM America CVT organization:
   -  a UNUM America performance measure has been introduced;
   -  weightings have been changed as stated below; and
   - for a payout to be made under the UNUM America CVT and Business Unit components of this plan, a minimum threshold of UNUM America CVT performance has to be met.

- -  Target payouts and weightings follow:


ORGANIZATION:         CORPORATE         CORPORATE         UNUM AMERICA
                      STAFF UNITS       LINE UNITS             CVT
                                        (Investments)

Band     Target                         Weightings
         Payout
                     Corp    Bus       Corp    Bus       Corp    UA     Bus
                             Unit              Unit              CVT    Unit

1-7       6%          60%    40%        40%    60%        20%    50%    30%
8-10      8%          60%    40%        40%    60%        20%    50%    30%
11-12     10%         60%    40%        40%    60%        20%    50%    30%
13-14     15%         60%    40%        40%    60%        20%    50%    30%
15-16     20%         60%    40%        40%    60%        20%    50%    30%
17-19     25%         60%    40%        40%    60%        20%    50%    30%
20-22     35%         60%    40%        40%    60%        30%    50%    20%
23-24     40%         60%    40%        40%    60%        30%    50%    20%
25-29     50%         100%              100%              100%
CEO       60%         100%


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